                                                                   EXHIBIT 21.0


   LIST OF SUBSIDIARIES OF AAMES FINANCIAL CORPORATION AS OF AUGUST 31, 1996

- -----------------------------------------------------------------------------------------------------------------

   NAME OF SUBSIDIARY                         STATE OF                                ADDITIONAL NAMES
                                            INCORPORATION                     UNDER WHICH IT CONDUCTS BUSINESS
- ------------------------------------------------------------------------------------------------------------------

Aames Capital Corporation                    California                                     None

- ------------------------------------------------------------------------------------------------------------------

Aames Capital Corporation of Minnesota       Minnesota                 Aames Home Loan / Aames Capital Corporation

- ------------------------------------------------------------------------------------------------------------------

 Aames Funding Corporation                   California                 Aames Home Loan / Aames Capital Corporation

- ------------------------------------------------------------------------------------------------------------------

Aames Home Loan                             California                                     None

- ------------------------------------------------------------------------------------------------------------------

Aames Home Loan of America                  California                               Aames Home Loan

- ------------------------------------------------------------------------------------------------------------------

Aames Home Loan of Colorado, Inc.           Colorado                                Aames Home Loan

- ------------------------------------------------------------------------------------------------------------------

Aames Home Loan of Nevada, Inc.             Nevada                                 Aames Home Loan

- ------------------------------------------------------------------------------------------------------------------

One Stop Mortgage, Inc.                     Wyoming                                One Stop Funding

- ------------------------------------------------------------------------------------------------------------------

Oxford Aviation Corporation, Inc.           California                                    None

- ------------------------------------------------------------------------------------------------------------------

Oxford Escrow Co.                           California                                    None

- ------------------------------------------------------------------------------------------------------------------

Rossmore Financial, Inc.                    California                                    None

- ------------------------------------------------------------------------------------------------------------------

Serrano Insurance Services                  Nevada                                        None

- ------------------------------------------------------------------------------------------------------------------

Windsor Management Co.                     California                                     None

- ------------------------------------------------------------------------------------------------------------------